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                                                                    Exhibit 32.1



    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Chris T. Sullivan, Chairman of the Board and Chief Executive Officer of Outback Steakhouse, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) the Quarterly Report on Form 10-Q/A of the Company for the period ended March 31, 2003 (the "Report") which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

       (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



 Date:  December 10, 2003                              /s/Chris T. Sullivan
                                                      --------------------
                                                      Chris T. Sullivan
                                                      Chairman of the Board and
                                                      Chief Executive Officer